Exhibit 10.3

SERVICESOURCE INTERNATIONAL, LLC

2008 SHARE OPTION PLAN

1.    Purposes of the Plan. The purposes of this 2008 Share Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Members, Directors and Consultants, and promote the success of the Company’s business. The Plan permits the grant of Options.

2.    Definitions. As used herein, the following definitions will apply:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

(b)    “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Change in Control” shall have the same meaning as a “Sale of the Company” as defined in the Operating Agreement.

(e)    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(f)    “Committee” means a committee of Directors appointed by the Board pursuant to Section 5.2(e) of the Operating Agreement.

(g)    “Company” means ServiceSource International, LLC, a Delaware Limited Liability Company, or any successor thereto.

(h)    “Consultant” means any person engaged by the Company or any Subsidiary to render consulting or advisory services to such entity.

(i)    “Conversion” means the conversion of the Company to a corporation, as such term is defined in the Operating Agreement.

(j)    “Director” means a member of the Board.

(k)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l)    “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Exchange Program” means a program under which (i) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower or higher exercise prices and different terms), Options of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(o)    “Fair Market Value” means, as of any date, the value of Shares as determined in good faith by the Administrator.

(p)    “Manager” means Manager of the Company, as such term is defined in the Operating Agreement.

(q)    “Member” means Members of the Company, as such term is defined in the Operating Agreement.

(r)    “Operating Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of the Company, as in effect from time to time.

(s)    “Option” means a share option granted pursuant to the Plan.

(t)    “Option Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Option granted under the Plan. The Option Agreement is subject to the terms and conditions of the Plan.

(u)    “Participant” means the holder of an outstanding Option.

(v)    “Plan” means this 2008 Share Option Plan.

(w)    “Securities Act” means the Securities Act of 1933, as amended.

(x)    “Service Provider” means an Employee, Manager, Director or Consultant.

(y)    “Share” means Common Share interests in the Company, or in the event of a Conversion, means shares of common stock of the resulting corporation, as adjusted in accordance with Section 15.

(z)    “Subsidiary” means any legal entity of which the Company owns, directly or indirectly, more than fifty percent (50%) of the outstanding stock or other equity or ownership interests.

3.    Shares Subject to the Plan.

(a)    Shares Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be subject to Options and sold under the Plan is 10,000,000 Shares, plus any Shares subject to options or similar awards granted under the ServiceSource International, LLC 2004 Omnibus Share Plan that expire or otherwise terminate without having been forfeited to or repurchased by the Company. The Shares may be authorized but unissued, or reacquired Shares.

(b)    Lapsed Options. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Option will not be returned to the Plan and will not become available for future distribution under the Plan. Shares used to pay the exercise price of an Option or to satisfy the tax withholding obligations related to an Option will become available for future grant or sale under the Plan.

(c)    Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    Administration of the Plan.

(a)    Procedure. The Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws and the Operating Agreement.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options may be granted hereunder;

(iii)    to determine the number of Shares to be covered by each Option granted hereunder;

(iv)    to approve forms of Option Agreements for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)    to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)    to institute an Exchange Program;

(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix)    to modify or amend each Option (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period and maximum term of an Option (subject to Section 8);

(x)    to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

(xii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Options.

5.    Eligibility. Options may be granted to Service Providers.

6.    Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

7.    Option Agreement. Each Option grant will be evidenced by an Option Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

8.    Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.

9.    Exercise Price and Consideration.

(a)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 9(a), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(b)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.    Exercise of Options.

(a)    Procedure for Exercise; Rights as a Member. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or rights as a Member shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three months of termination, or such longer period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to the extent that the Option is (1) exercisable on such date pursuant to any exercise restrictions set forth in the Option Agreement and (2) vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(c)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within one year of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to the extent the Option is (1) exercisable on such date pursuant to any exercise restrictions set forth in the Option Agreement and (2) vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(d)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within one year following the Participant’s death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to the extent that the Option is (1) exercisable on such date pursuant to any exercise restrictions set forth in the Option Agreement and (2) vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.    Compliance With Code Section 409A. Options will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Option Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Option or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Option will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

12.    Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Options granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Service Provider in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary. No such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

13.    Limited Transferability of Options. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator in its sole discretion makes any Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

14.    Conversion. Subject to the provisions of the merger, reorganization or other agreement setting forth the terms of a direct exchange, merger or other reorganization transaction, upon a Conversion, all Options granted under the Plan shall be exchanged for or converted into, in such transaction, options to acquire shares of the resulting corporation’s common stock with terms substantially equivalent to the terms of the Options they are intended to replace.

15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option; provided, however, that the Administrator will make such adjustments to an Option required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Option.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Option shall be treated as the Administrator determines, including, without limitation, that each Option be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator shall not be required to treat all Options similarly in the transaction.

Notwithstanding the foregoing, in the event of a Change in Control in which the successor corporation does not assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise his or her outstanding Options, including Shares as to which such Option would not otherwise be vested or exercisable. In addition, if an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and any Option not assumed or substituted for shall terminate upon the expiration of such period for no consideration, unless otherwise determined by the Administrator.

For the purposes of this Section 15(c) the Option shall be considered assumed if, following the merger or Change in Control, the option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its parent corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option , for each Share subject to the Option, to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control

16.    Tax Withholding.

(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Option (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Option (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.    No Effect on Employment or Service. Neither the Plan nor any Option will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.    Date of Grant. The date of grant of an Option will be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.    Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 20, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or Member approval of an increase in the number of Shares reserved for issuance under the Plan.

20.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Member Approval. The Company will obtain Member approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

21.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23.    Member Approval. The Plan will be subject to approval by the Members of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such Member approval will be obtained in the manner and to the degree required under Applicable Laws.

SERVICESOURCE INTERNATIONAL, LLC

2008 SHARE AWARD PLAN

SHARE OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2008 Share Award Plan (the “Plan”) shall have the same defined meanings in this Share Option Agreement (the “Option Agreement”).

I.    NOTICE OF SHARE OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert vesting schedule]

Termination Period:

This Option shall be exercisable for three months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for one year after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 15(c) of the Plan.

II.    AGREEMENT

1.    Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Share Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan and the Operating Agreement, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2.    Exercise of Option.

(a)    Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)    Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.    Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock (or other securities) of the Company into which Shares have been converted or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of common stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of common stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of common stock (or other securities) of the Company subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)    cash;

(b)    check;

(c)    if the Option is converted into an option covering common stock of the Company, under a formal cashless exercise program adopted by the Company in connection with the Plan.

6.    Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the Members of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8.    Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.    Tax Obligations.

(a)    Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b)    Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10.    Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, the Operating Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	SERVICESOURCE INTERNATIONAL, LLC

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2008 SHARE AWARD PLAN

EXERCISE NOTICE

ServiceSource International, LLC

Attention: Stock Option Administration

1.    Exercise of Option. Effective as of today,                 , 20    , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                          Common Shares (the “Shares”) of ServiceSource International, LLC (the “Company”) under and pursuant to the 2008 Share Award Plan (the “Plan”) and the Share Option Agreement dated                 ,          (the “Option Agreement”).

2.    Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or rights as a Member shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement and shall be subject to the terms and conditions of the Operating Agreement, which is incorporated herein by reference. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 15 of the Plan.

5.    Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)    Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)    Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of common stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.    Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by: PARTICIPANT	Accepted by: SERVICESOURCE INTERNATIONAL, LLC

Signature	By

Print Name	Print Name

, 20
Date	Title

Address	, 20

Date

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SERVICESOURCE INTERNATIONAL, LLC

SECURITY	:	COMMON SHARES

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date